                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

            In  connection  with the  quarterly  report  of New  Century  Equity
Holdings Corp. (the "Company") on Form 10-Q for the quarter ended June 30, 2004, as filed with the  Securities  and Exchange  Commission  on the date hereof,  I,
Steven J. Pully, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)         The Form 10-Q report for the quarter ended June 30, 2004, filed with the  Securities  and Exchange  Commission on August 16, 2004,  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

(2)         The  information  contained  in the Form 10-Q report for the quarter ended June 30, 2004 fairly presents,  in all material respects,  the financial  condition and results of operations of New Century Equity
            Holdings Corp.

By:  /s/ Steven J. Pully                      Date:  August 16, 2004
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Steven J. Pully
Chief Executive Officer